UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 6, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 6, 2015, Signature Group Holdings, Inc. (the “Company”) issued a press release and a letter from its Chief Executive Officer and Chairman of the Board of Directors, Craig Bouchard, to its stockholders (and made available on the Company website, www.signaturegroupholdings.com), describing developments of and observations on the Company during 2014 and the first quarter of 2015, including the acquisition of the Global Recycling and Specification Alloys business of Aleris Corporation, the creation of the Company’s subsidiary, Real Alloy Holding, Inc. (“Real Alloy”), the integration of the Real Alloy business into the Company, and certain characteristics about Real Alloy’s operations and recent financial performance.  A copy of this letter is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K shall not be deemed or considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

THE RIGHTS OFFERING TO THE HOLDERS OF OUR 1.5 MILLION WARRANTS IS BEING MADE ONLY BY MEANS OF THE PROSPECTUS SUPPLEMENT NO. 1, DATED JANUARY 29, 2015, AND PROSPECTUS SUPPLEMENT NO. 2, DATED FEBRUARY 10, 2015.  THIS CURRENT REPORT ON FORM 8-K SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF SIGNATURE GROUP HOLDINGS, INC., NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.  ANY SUCH OFFER, SOLICITATION OR SALE WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.  THE COMMISSIONER OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Annual Letter to Stockholders of Signature Group Holdings, Inc. dated April 6, 2015.
99.2	Press release dated April 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: April 6, 2015	By:	/s/ Craig T. Bouchard
	Name:	Craig T. Bouchard
	Title:	Chairman, Chief Executive Officer and Stockholder

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Annual Letter to Stockholders of Signature Group Holdings, Inc. dated April 6, 2015.
99.2	Press release dated April 6, 2015.